Exhibit 10.84

Originator Joinder Agreement
This JOINDER AGREEMENT (this “Joinder”) is made as of August 1, 2016.
Reference is made to (i) that certain Transfer and Administration Agreement (as amended, modified, supplemented, or restated from time to time, the “Transfer and Adminisration Agreement”) dated as of August 31, 2012, entered into by and among the CVG Capital III LLC (the “SPV”), Ashland Inc., as an Originator and as initial Master Servicer, and each other Originator from time to time party thereto, Atlantic Asset Securitization LLC, Liberty Street Funding LLC and Gotham Funding Corporation, as Conduit Investors and Uncommitted Investors, The Bank of Nova Scotia, as Agent, a Letter of Credit Issuer, a Managing Agent, an Administrator and a Committed Investor, PNC Bank, National Association, as a Letter of Credit Issuer, a Managing Agent and a Committed Investor, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Managing Agent, an Administrator and a Committed Investor, Credit Agricole Corporate and Investment Bank, as a Managing Agent, an Administrator and a Committed Investor, and the various Investor Groups, Managing Agents, Letter of Credit Issuers and Administrators from time to time party thereto; and (ii) the certain Sale Agreement (as amended, modified, supplemented, or restated from time to time, the “Sale Agreement”) dated as of August 31, 2012, entered into by and among the Originators and the SPV. Terms defined in the Transfer and Administration Agreement and the Sale Agreement are used herein with the same meaning.
The “New Originator” referred to on Schedule 1 hereby agrees as follows:
The New Originator agrees to become an Originator and to be bound by the terms of the Transfer and Administration Agreement, the Sale Agreement and each of the other Transaction Documents.
The New Originator: (a) confirms that it has received a copy of the Transfer and Administration Agreement, the Sale Agreement and the other Transaction Documents, and such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into this Joinder; (b) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Transfer and Administration Agreement, the Sale Agreement and the other Transaction Documents are required to be performed by it as an Originator; and (c) represents and warrants to the SPV and the Secured Parties that each of the representations and warranties set forth in Sections 5.1 and 5.2 of the Sale Agreement as supplemented by Schedule 1 are true and correct with respect to itself as of the date hereof, except to the extent such representations or warranties relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.
This Joinder shall be effective on the date (the “Effective Date”) that the Agent shall have received: (a) a fully executed copy of this Joinder; (b) such officer certificates and legal opinions as it may reasonably request; (c) UCC search results and filings, reasonably acceptable to the Agent; (d) its reasonable costs incurred in connection with this Joinder, including any applicable fees of its legal counsel; and (e) such other documentation or information as the Agent may request in its reasonable discretion.

Upon the Effective Date, the New Originator shall be a party to the Transfer and Administration Agreement, the Sale Agreement and the other Transaction Documents as an Originator and shall have the rights and obligations of an Originator thereunder.
This Joinder shall be governed by, and construed in accordance with, the laws of the State of New York.
This Joinder may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Joinder by telecopier shall be effective as delivery of a manually executed counterpart of this Joinder.
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IN WITNESS WHEREOF, the New Originator has caused this Joinder to be executed by its officers thereunto duly authorized as of the date specified thereon.
VALVOLINE LLC,
as the New Originator

/s/ Laura I. Pentova
By:___________________________________
Name: Laura I. Pentova
Title: Secretary

ACCEPTED AND APPROVED:

ASHLAND INC.,
as Master Servicer
/s/ Eric N. Boni
By:___________________________________
Name:    Eric N. Boni
    Title:    Vice President and Treasurer
THE BANK OF NOVA SCOTIA,
as Agent and a Managing Agent
/s/ Diane Emanuel
By:___________________________________
Name:    Diane Emanuel
    Title:    Managing Director & Head

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD,
as a Managing Agent

    /s/ Eric Williams
By:___________________________________
Name:    Eric Williams
    Title:    Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Managing Agent

    /s/ Michael Brown
By:___________________________________
Name:    Michael Brown
    Title:    Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Managing Agent

    /s/ Kostantina Kourmpetis    Sam Pilcer
By:_____________________________        By:_____________________________
    Name:    Kostantina Kourmpetis            Name: Sam Pilcer
    Title:    Managing Director                Title: Managing Director